Events after the Reporting Period	6 Months Ended
Jun. 30, 2022
Events after the Reporting Period
Events after the Reporting Period

22.Events after the Reporting Period

Share Purchase Agreement (“ELOC”)

Between July 5, 2022 and September 15, 2022, the Group issued 4,262,000 Class A Shares to Tumim Stone under the Purchase Agreement referred to in note 16 for cash proceeds of €10,576 thousand. The Group recorded the issued Class A shares at fair value net of equity issuance cost (represented by the discount) by increasing subscribed capital of €511 thousand and share premium of €10,065 thousand.

Class B share transactions

In July 2022, the Company agreed that up to 375,000 Class B shares can be returned without consideration and 375,000 treasury Class A shares will be offered as compensation. In August 2022, 375,000 Class B shares have been returned and accordingly 375,000 treasury Class A shares have been re-issued to the Class B shareholder who is a related party.